Intangibles, net	12 Months Ended
Dec. 31, 2011
Intangibles, net

5. Intangibles, net

Intangibles, net consisted of the following (amounts in thousands):

	Show Production Rights	Water Rights	Trademarks	Total Intangibles, Net

January 1, 2010	$7,076	$6,400	$1,399	$14,875
Amortization	(2,071)	—	—	(2,071)

December 31, 2010	5,005	6,400	1,399	12,804
Amortization	(2,071)	—	—	(2,071)

December 31, 2011	$2,934	$6,400	$1,399	$10,733

Show production rights represent the amounts paid to purchase the rights to present the “Le Rêve” production show. The Company expects that amortization of show production rights will be $2.1 million for 2012, and $0.8 million for 2013.

Water rights reflect the fair value allocation determined in the purchase of the property on which Wynn Las Vegas is located in April 2000. The value of the trademarks primarily represents the costs to acquire the “Le Rêve” name. The water rights and trademarks are indefinite-lived assets and, accordingly, not amortized.